Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements

NOTE 15—FAIR VALUE MEASUREMENTS

We carry investments in life and structured settlements at fair value in the consolidated balance sheets. Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. As such, fair value is a market based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. Fair value measurements are classified based on the following fair value hierarchy:

Level 1—Valuation is based on unadjusted quoted prices in active markets for identical assets and liabilities that are accessible at the reporting date. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 —Valuation is determined from pricing inputs that are other than quoted prices in active markets that are either directly or indirectly observable as of the reporting date. Observable inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and interest rates and yield curves that are observable at commonly quoted intervals.

Level 3—Valuation is based on inputs that are both significant to the fair value measurement and unobservable. Level 3 inputs include situations where there is little, if any, market activity for the financial instrument. The inputs into the determination of fair value generally require significant management judgment or estimation.

Assets and liabilities measured at fair value on a recurring basis

The balances of the Company’s assets measured at fair value on a recurring basis as of December 31, 2012, are as follows (in thousands):

	Level 1	Level 2	Level 3	Total Fair Value
Assets:
Investment in life settlements	$—	$—	$113,441	$113,441
Structured settlement receivables	—	—	1,680	1,680
Investment securities available for sale	—	12,147	—	12,147

	$—	$12,147	$115,121	$127,268

The balances of the Company’s assets measured at fair value on a recurring basis as of December 31, 2011, are as follows (in thousands):

	Level 1	Level 2	Level 3	Total Fair Value
Assets:
Investment in life settlements	$—	$—	$90,917	$90,917
Structured settlement receivables	—	—	12,376	12,376
Investment securities available for sale	—	57,242	—	57,242

	$—	$57,242	$103,293	$160,535

The Company values its investment in life settlement portfolio in two classes, non-premium financed and premium financed. In considering the categories, it is generally believed that market participants would require a lower risk premium for policies that were non-premium financed, while a higher risk premium would be required for policies that were premium financed.

($ in thousands)		Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 12/31/12	Aggregate death benefit 12/31/12	Valuation Technique (s)	Unobservable Input	Range ( Weighted Average)
Non-premium financed	$36,039	$206,450	Discounted cash flow	Discount rate	14.80% - 21.30%
				Life expectancy evaluation	9.1 years
Premium financed	77,402	866,706	Discounted cash flow	Discount rate	16.80% - 33.80%

				Life expectancy evaluation	10.9 years
Investment in life settlements	$113,441	$1,073,156	Discounted cash flow	Discount rate	(24.01%)
				Life expectancy evaluation	(10.6 years)

Structured settlements receivables	$1,680		Discounted cash flow	Facility sales discount rates	6.25% - 15.35%

Following is a description of the methodologies used to estimate the fair values of assets and liabilities measured at fair value on a recurring basis and within the fair value hierarchy.

Investment in life settlements— The Company has elected to account for the life settlement policies it acquires using the fair value method. Due to the inactive market for life settlements, the Company uses a present value technique to estimate the fair value of our investments in life settlements, which is a Level 3 fair value measurement as the significant inputs are unobservable and require significant management judgment or estimation. The Company currently uses a probabilistic method of valuing life insurance policies, which we believe to be the preferred valuation method in the industry. The most significant assumptions which we estimate are the life expectancy of the insured and the discount rate.

In determining the life expectancy estimate, we analyze medical reviews from independent secondary market life expectancy providers (each a “LE provider”). An LE provider reviews the medical records and identifies all medical conditions it feels are relevant to the life expectancy of the insured. Debits and credits are then assigned by each LE provider to the individual’s health based on these medical conditions. The debit or credit that an LE provider assigns to a medical condition is derived from the experience of mortality attributed to this condition in the portfolio of lives that it monitors. The health of the insured is summarized by the LE provider into a life assessment of the individual’s life expectancy expressed both in terms of months and in mortality factor.

The resulting mortality factor represents an indication as to the degree to which the given life can be considered more or less impaired than a standard life having similar characteristics (e.g. gender, age, smoking, etc.). For example, a standard insured (the average life for the given mortality table) would carry a mortality rating of 100%. A similar but impaired life bearing a mortality rating of 200% would be considered to have twice the chance of dying earlier than the standard life. Historically, the Company has procured the majority of its life expectancy reports from two life expectancy report providers and only used AVS life expectancy reports for valuation purposes. Beginning in the quarter ended September 30, 2012, the Company began utilizing life expectancy reports from 21st Services for valuation purposes and began averaging or “blending,” the results of the two life expectancy reports to establish a composite mortality factor. However, when “blending” the AVS and 21st Services life expectancy reports, if the difference in the probability of mortality between the reports is greater than 150%, the Company will reduce the higher mortality factor until the difference is 150%.

The probability of mortality for an insured is then calculated by applying the blended life expectancy estimate to a mortality table. The mortality table is created based on the rates of death among groups categorized by gender, age, and smoking status. By measuring how many deaths occur during each year, the table allows for a calculation of the probability of death in a given year for each category of insured people. The probability of mortality for an insured is found by applying the mortality rating from the life expectancy assessment to the probability found in the actuarial table for the insured’s age, sex and smoking status. As discussed above in Use of Updated Life Expectancies and Change in Mortality Table in Management’s Discussion and Analysis of Financial Condition and Results of Operations, the Company has historically applied an actuarial table developed by a third party. However, beginning in the quarter ended September 30, 2012, the Company transitioned to a table developed by the U.S. Society of Actuaries known as the 2008 Valuation Basic Table, or the 2008 VBT. However, because the 2008 VBT table does not account for anticipated improvements in mortality in the insured population, the table was modified by outside consultants to reflect these expected mortality improvements. The Company believes that the change in mortality table does not materially impact the valuation of its life insurance policies and that its adoption of a modified 2008 VBT table is consistent with modified tables used by market participants and third party medical underwriters. The Company believes that the change in mortality table does not materially impact the valuation of its life insurance policies and that its adoption of a modified 2008 VBT table is consistent with modified tables used by market participants and third party medical underwriters.

The mortality rating is used to create a series of best estimate probabilistic cash flows. This probability represents a mathematical curve known as a mortality curve. This curve is then used to generate a series of expected cash flows over the remaining expected lifespan of the insured and the corresponding policy. A discounted present value calculation is then used to determine the value of the policy. If the insured dies earlier than expected, the return will be higher than if the insured dies when expected or later than expected.

The calculation allows for the possibility that if the insured dies earlier than expected, the premiums needed to keep the policy in force will not have to be paid. Conversely, the calculation also considers the possibility that if the insured lives longer than expected, more premium payments will be necessary. Based on these considerations, each possible outcome is assigned a probability and the range of possible outcomes is then used to create a price for the policy.

Life expectancy sensitivity analysis

As is the case with most market participants at December 31, 2012, the Company used a blend of life expectancies that are provided by two third-party LE providers. These are estimates of an insured’s remaining years. If all of the insured lives in the Company’s life settlement portfolio live six months shorter or longer than the life expectancies provided by these third parties, the change in fair market value would be as follows (dollars in thousands):

Life Expectancy Months Adjustment	Value	Change in Value
+6	95,658	(17,783)
-	113,441	—
-6	132,540	19,099

As noted above, the Company takes an average, or blend, of the two life expectancy reports to derive a composite mortality factor, unless the probability of mortality between the reports is greater than 150%. In such instances and as reflected in the fair market value at December 31, 2012, the Company will cap the higher mortality factor at amount that is 150% above the lower mortality factor, which ultimately reduces the mortality factor inputted into the Company’s fair value model. At December 31, 2012, had the Company not implemented such a cap on affected policies, the fair value of the Company’s portfolio would have increased from the reported amount by $9.5 million. Additionally, the Company lengthened the life expectancy inputs to its fair value model on 45 policies with life expectancy reports that were more than two years old at December 31, 2012 based on the average lengthening reported on the 149 policies where update life expectancy reports were received. Had the Company not implemented such an adjustment on affected policies, the fair value of the Company’s portfolio would have increased from the reported amount by $5.8 million.

Discount rate

The discount rate incorporates current information about market interest rates, the credit exposure to the insurance company that issued the life insurance policy and our estimate of the risk premium an investor in the policy would require.

The Company believes that investors in esoteric assets such as life insurance policies typically target yields averaging between 12%—17% for investments of more than a 5 year duration, and had historically used a 15%—17% range of discount rates to value its life insurance policies. In the third quarter of 2011 and in the immediate aftermath of becoming aware of the USAO investigation, the Company substantially increased the discount rates inputted into its fair value model as it believed that the USAO Investigation along with certain unfavorable court decisions unrelated to the Company contributed to a contraction in the marketplace that has continued to reverberate. Since that time, the Company has been re-evaluating its discount rates at the end of every reporting period in order to reflect the estimated discount rates that could reasonably be used in a market transaction involving the Company’s portfolio of life insurance policies. In doing so, the Company relies on management insight, engages third party consultants to corroborate its assessment, engages in discussions with other market participants and potential financing sources and extrapolates the discount rate underlying actual sales of policies.

Although the Company believes that its entry into the Non-Prosecution Agreement had a positive effect on the market generally and for premium financed life insurance policies specifically, the Company believes that, when given the choice to invest in a policy that was associated with the Company’s premium finance business and a similar policy without such an association, all else being equal, an investor would have generally opted to invest in the policy that was not associated with the Company’s premium finance business. However, since entering into the Non-Prosecution Agreement, investors have required less of a risk premium to transact in these policies and the Company expects that, in time, investors will continue to require less of a risk premium to transact in policies associated with its premium finance business.

Credit exposure of insurance company

The company considers the financial standing of the issuer of each policy typically, we seek to hold policies issued by insurance companies with investment-grade ratings of at least single-A. At December 31, 2012, the Company had six life insurance policies issued by one carrier that was rated non-investment grade by S&P at December 31, 2012. In order to compensate a market participant for the perceived credit and challenge risks associated with these policies, the Company applied an additional 300 basis point risk premium.

Estimated risk premium

As of December 31, 2012, the Company owned 214 policies with an aggregate investment in life settlements of $113.4 million. Of these 214 policies, 171 were previously premium financed and are valued using discount rates that range from 16.80% to 33.80%. The remaining 43 policies are valued using discount rates that range from 14.80% to 21.30%. As of December 31, 2012, the weighted average discount rate calculated based on death benefit used in valuing the policies in our life settlement portfolio was 24.01%.

The discount rate incorporates current information about market interest rates, the credit exposure to the insurance company that issued the life insurance policy and our estimate of the risk premium an investor in the policy would require. The extent to which the fair value could vary in the near term has been quantified by evaluating the effect of changes in the weighted average discount rate on the death benefit used to estimate the fair value. If the weighted average discount rate were increased or decreased by 1/2 of 1% and the other assumptions used to estimate fair value remained the same, the change in fair market value would be as follows (dollars in thousands):

Market interest rate sensitivity analysis

Weighted Average Rate Calculated Based on Death Benefit	Rate Adjustment	Value	Change in Value
23.51%	-.50%	116,300	2,859
24.01%	—	113,441	—
24.51%	+.50%	110,694	(2,747)

Future changes in the discount rates we use to value life insurance policies could have a material effect on our yield on life settlement transactions, which could have a material adverse effect on our business, financial condition and results of our operations.

At the end of each reporting period we re-value the life insurance policies using our valuation model in order to update our loan impairment valuation for loans receivable and our estimate of fair value for investments in policies held on our balance sheet. This includes reviewing our assumptions for discount rates and life expectancies as well as incorporating current information for premium payments and the passage of time.

Structured settlement receivables— All structured settlements that were acquired subsequent to July 1, 2010 were marked to fair value. Structured settlements that were acquired prior to July 1, 2010 were recorded at cost. We make this election because it is our intention to sell these assets within the next twelve months. Structured settlements are purchased at effective yields which are fixed. Purchase discounts are accreted into interest income using the effective-interest method for those structured settlements marked to fair value. As of December 31, 2012, the Company had 36 newly-acquired structured settlements with an estimated fair value of $1.7 million. The average sales discount rate for these newly-acquired structured settlements was 9.25%.

Changes in Fair Value

The following tables provide a roll-forward in the changes in fair value for the year ended December 31, 2012, for all assets for which the Company determines fair value using a material level of unobservable (Level 3) inputs (in thousands):

Life Settlements:
Balance, December 31, 2011	$90,917
Purchase of policies	130
Acquired in foreclosure	5,724
Unrealized change in fair value	(5,660)
Transfers into level 3	—
Transfers out of level 3	—
Sale of policies	(5,334)
Premiums paid	27,804
Policies lapsed/written off	(140)
Balance, December 31, 2012	$113,441

Changes in fair value included in earnings for the period relating to assets held at December 31, 2012	$(5,898)

The Company recorded unrealized change in fair value of approximately $5.7 million and a gain of approximately $570,000 for the year ended December 31, 2012 and 2011, respectively.

Structured Settlements:
Balance, December 31, 2011	$12,376
Purchase of contracts	24,313
Unrealized change in fair value	1,823
Sale of contracts	(36,615)
Collections	(217)
Transfers into level 3	—
Transfers out of level 3	—
Balance, December 31, 2012	$1,680

Changes in fair value included in earnings for the period relating to assets held at December 31, 2012	$255

The following tables provide a roll-forward in the changes in fair value for the year ended December 31, 2011, for all assets for which the Company determines fair value using a material level of unobservable (Level 3) inputs (in thousands).

Life Settlements:
Balance, December 31, 2010	$17,138
Purchase of policies	50,480
Acquired in foreclosure	6,409
Unrealized change in fair value	570
Premiums paid	16,320
Transfers into Level 3	—
Transfers out of Level 3	—

Balance, September 30, 2011	$90,917

Changes in fair value included in earnings for the period relating to assets held at December 31, 2011	$570

Structured Settlements:
Balance, December 31, 2010	$1,446
Purchase of contracts	27,545
Unrealized change in fair value	5,302
Sale of contracts	(21,723)
Collections	(194)
Transfers into Level 3	—
Transfers out of Level 3	—

Balance, September 30, 2011	12,376

Changes in fair value included in earnings for the period relating to assets held at December 31, 2011	$4,218

There were no transfers of financial assets between levels of the fair value hierarchy during the years ended December 31, 2012 and 2011.

Assets and liabilities measured at fair value on a non-recurring basis

Following is a description of the methodologies used to estimate the fair values of assets and liabilities measured at fair value on a non-recurring basis, and the level within the fair value hierarchy in which those measurements are typically classified.

The Company’s impaired loans are measured at fair value on a non-recurring basis, as the carrying value is based on the fair value of the underlying collateral. The method used to estimate the fair value of impaired collateral-dependent loans depends on the nature of the collateral. For collateral that has lender protection insurance coverage, the fair value measurement is considered to be Level 2 as the insured value is an observable input and there are no material unobservable inputs. For collateral that does not have lender protection insurance coverage, the fair value measurement is considered to be Level 3 as the estimated fair value is based on a model whose significant inputs are the life expectancy of the insured and the discount rate, which are not observable inputs. As of December 31, 2012 and 2011, the Company had insured impaired loans with a net carrying value, which includes principal, accrued interest, and accreted origination fees, net of impairment, of approximately $112,000 and $14.1 million, respectively. As of December 31, 2012 and 2011, the Company had uninsured impaired loans (Level 3) with a net carrying value of approximately $3.6 million and $10.2 million, respectively. The provision for losses on loans receivable related to impaired loans was approximately 515,000 and $7.6 million for the years ended December 31, 2012 and 2011, respectively. See Notes 9 and 13.